UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): November 9, 2007

APPLE REIT EIGHT, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-140548	20-8268625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Eight, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated November 9, 2007 and filed (by the required date) on November 13, 2007 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Somerset New Jersey

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Eight, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007	22
Notes to Pro Forma Condensed Consolidated Balance Sheets	24
Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2006 and the Nine months ended September 30, 2007	25
Notes to Pro Forma Condensed Consolidated Statements of Operations	28

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

INDEPENDENT AUDITOR’S REPORT

To the Member

TLC Somerset, S.M.L.L.C.

Williamsburg, Virginia

We have audited the balance sheets of the Courtyard by Marriott located in Somerset, New Jersey (the Hotel) which is currently owned by TLC Somerset, S.M.L.L.C. (the Company) as of December 31, 2006 and 2005, and the related statements of operations and changes in owner’s equity and cash flows for the periods January 1, 2006 through November 2, 2006 and November 3, 2006 through December 31, 2006 and the year ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Hotel is not required to have, nor were we engaged to perform, an audit of it’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Hotel’s internal control over financial reporting. Accordingly, we do not express such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimated made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Hotel as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the periods January 1, 2006 through November 2, 2006 and November 3, 2006 through December 31, 2006 and the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 8 on November 9, 2007, the owner of the Hotel, TLC Somerset, S.M.L.L.C., sold substantially all of the Hotel’s assets.

/s/ PKF Witt Mares, PLC

Norfolk, Virginia

December 14, 2007

COURTYARD BY MARRIOTT, SOMERSET, NEW JERSEY

BALANCE SHEETS

DECEMBER 31, 2006 AND 2005

	2006	2005
	(Successor)	(Predecessor)
ASSETS

Investment in hotel, net	$16,173,269	$11,430,948
Cash and cash equivalents	397,426	160,490
Escrow deposits	34,742	253,345
Accounts receivable	79,145	41,949
Prepaid expenses and other assets	84,491	40,298
Intangible assets, net	336,456	177,996

Total assets	$17,105,529	$12,105,026

LIABILITIES AND OWNER’S EQUITY

Mortgage note payable	$10,500,000	$10,800,000
Accounts payable and accrued expenses	243,435	1,322,935
Due to affiliates	5,976,100	130,000

Total liabilities	16,719,535	12,252,935
Owner’s equity	385,994	(147,909)

Total liabilities and owner’s equity	$17,105,529	$12,105,026

See accompanying notes.

COURTYARD BY MARRIOTT, SOMERSET, NEW JERSEY

STATEMENTS OF OPERATIONS AND

CHANGES IN OWNER’S EQUITY

	November 3, 2006 through December 31, 2006	January 1, 2006 through November 2, 2006	Year Ended December 31, 2005
	(Successor)	(Predecessor)	(Predecessor)
REVENUES
Rooms	$772,313	$3,793,589	$4,122,175
Other income	52,529	330,623	546,112
Restaurant lease income	31,056	155,280	95,253

Total revenues	855,898	4,279,493	4,763,540

OPERATING EXPENSES
Rooms	174,091	870,458	946,346
Other	68,194	340,971	498,219
Depreciation and amortization	187,728	752,778	692,277
Land lease	49,025	245,124	315,963
Real estate taxes, insurance and other	64,857	324,286	381,416
Property operation, maintenance and energy costs	62,809	332,457	457,830
Management and franchise fees	103,538	517,690	586,725
Administrative	174,164	870,821	786,610

Total operating expenses	884,406	4,254,584	4,665,386

OPERATING INCOME (LOSS)	(28,508)	24,908	98,154

OTHER INCOME (EXPENSE)
Interest expense	(186,726)	(561,913)	(634,005)
Interest income	24,444	—	—

Total other income (expense)	(162,282)	(561,913)	(634,005)

Net loss	(190,790)	(537,005)	(535,851)
Owner’s equity, beginning of the year	—	(147,909)	387,942
Effect of push-down accounting on predecessor equity	576,784	684,914	—

Owner’s equity, end of the year	$385,994	$—	$(147,909)

See accompanying notes.

COURTYARD BY MARRIOTT, SOMERSET, NEW JERSEY

STATEMENTS OF CASH FLOWS

	November 3, 2006 through December 31, 2006	January 1, 2006 through November 2, 2006	Year Ended December 31, 2005
	(Successor)	(Predecessor)	(Predecessor)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(190,790)	$(537,005)	$(535,851)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	187,728	752,778	692,277
Changes in operating assets and liabilities:
Accounts receivable	(79,145)	41,949	12,267
Prepaid expenses and other assets	(84,491)	40,298	16,527
Accounts payable and accured expenses	230,793	(571,028)	(67,158)

Net cash provided by (used in) operating activities	64,095	(273,008)	118,062

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(5,767)	(10,827)	(116,020)
Acquisitions of intangible assets	(441,686)	—	(106,310)
Net (increase) decrease in escrow deposits	(34,742)	253,345	(253,345)
Net advances to affiliates	—	(130,000)	—
Net advances from affiliates	815,526	—	11,899

Net cash provided by (used in) investing activities	333,331	112,518	(463,776)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	—	—	220,402
Contributions from owners	—	—	136,891

Net cash provided by financing activities	—	—	357,293

Net increase (decrease) in cash and cash equivalents	397,426	(160,490)	11,579

(Continued)

See accompanying notes.

TLC SOMERSET, S.M.L.L.C.

STATEMENTS OF CASH FLOWS

(Concluded)

	November 3, 2006 through December 31, 2006	January 1, 2006 through November 2, 2006	Year Ended December 31, 2005
	(Successor)	(Predecessor)	(Predecessor)
CASH AND CASH EQUIVALENTS
Beginning	$—	$160,490	$148,911

Ending	$397,426	$—	$160,490

SUPPLEMENTAL CASH FLOW DISCLOSURES
Cash paid for interest	$186,726	$561,913	$634,005

SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITIES
Effect of push-down accounting:
Predecessor note payable	$—	$10,800,000	$—
Successor note payable	(10,500,000)	—	—
Land lease liability	—	739,265	—
Affiliate advances	(5,160,574)	—	—
Property and equipment basis adjustment	16,237,358	(10,854,351)	—

Effect of push-down accounting on predecessor equity	$576,784	$684,914	$—

See accompanying notes.

COURTYARD BY MARRIOTT, SOMERSET, NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The Courtyard by Marriott of Somerset, New Jersey (the Hotel) is currently owned by TLC Somerset, S.M.L.L.C. (the Company), a limited liability company that was formed in October 2006 for the purpose of acquiring, owning and operating a hotel. During 2006, the Company acquired the Hotel as part of a like-kind exchange. The hotel has 162 rooms and provides lodging, food and beverage and other related hospitality services.

Basis of Accounting

The financial statements have been prepared on the accrual basis in accordance with accounting principles generally accepted in the United States. The Hotel was acquired by TLC Somerset, S.M.L.L.C. in a purchase business combination recorded under the “push-down” method of accounting, resulting in a new basis of accounting for the “successor” period beginning November 3, 2006.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with maturities of three months of less to be cash equivalents.

Accounts Receivable

Accounts receivable are primarily comprised of trade receivables due from guests of the hotel. The Company uses the allowance method to account for uncollectible receivables and as of December 31, 2006 and 2005 the allowance was $0 and $4,150, respectively. Recoveries of trade receivables previously written off are recorded when received.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising and Promotion Costs

Advertising and promotion costs are charged to operations as incurred and totaled $35,937 and $27,136 for 2006 and 2005, respectively.

Investment in Hotel

Investment in hotel is stated at cost less accumulated depreciation. Major repairs and improvements are capitalized and normal maintenance and repairs are charged to expense as incurred. Upon retirement or sale of an asset, the cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.

COURTYARD BY MARRIOTT, SOMERSET, NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Concluded)

Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets. Management estimates the useful lives of assets to be 39 years for buildings and improvements, 15 years for land improvements and 5 to 7 years for furniture, fixtures and equipment.

Escrow Deposits

An escrow deposit for repairs, replacements and maintenance are maintained under the control of the Company. Escrow deposits for taxes and insurance are maintained under the control of the mortgage lender.

Impairment of Long-Lived Assets

The Company’s management reviews the carrying value of tangible and intangible assets whenever significant events or changes in circumstances occur that might impair the recovery of these costs. Recovery is evaluated by measuring the carrying value of the assets against the associated future estimated cash flows. Management’s estimates of fair values are based on the best information available and require the use of estimates, judgment and projections as considered necessary. Actual results may vary. As of December 31, 2006 and 2005, no impairment losses were recognized.

Intangible Assets

Financing costs are recorded at cost and are being amortized by the straight-line method over the term of the related note payable. The contractual term of the franchise agreement is 20 years, beginning in November, 2006.

Revenue Recognition

Room revenue represents revenue derived from the rental of rooms. Revenues are recognized as room stays occur.

Income Taxes

The Company is a limited liability company. The member separately accounts for the Company’s items of income, deductions, losses, and credits for federal and state income tax reporting.

NOTE 2 – MORTGAGE NOTES PAYABLE

Mortgage notes payable at December 31, 2006 and 2005 consisted of the following:

	2006	2005
CIBC, Inc. note, collateralized by the Hotel, interest only due monthly at LIBOR plus 2.25%, maturing May 2007.	$10,500,000	$—

HSBC Realty Credit Corporation, note collateralized by the Hotel, interest only due monthly at 7.33% through May 1, 2006, interest only due monthly at LIBOR plus 2.25% beginning June 1, 2006, principal due monthly at $21,525 beginning April 2007, maturing March 2010.	$—	$10,800,000

COURTYARD BY MARRIOTT, SOMERSET, NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

NOTE 3 – INTANGIBLE ASSETS

Intangible assets at December 31, 2006 and 2005 consisted of the following:

	2006	2005
Deferred financing costs	$376,887	$136,983
Franchise fee	64,800	64,800

Total cost	441,687	201,783
Less accumulated amortization	105,231	23,787

Intangibles, net	$336,456	$177,996

NOTE 4 – INVESTMENT IN HOTEL

Investment in hotel at December 31, 2006 and 2005 consisted of the following:

	2006	2005
Building and improvements	$15,585,000	$11,589,308
Furnishings and equipment	670,767	2,376,754

Total cost	16,255,767	13,966,062
Less accumulated depreciation	82,498	2,535,114

Investment in hotel, net	$16,173,269	$11,430,948

NOTE 5 – FRANCHISE AGREEMENT

The Company operates the hotel as a Courtyard by Marriott under a franchise agreement with Marriott. The Company is required to pay the franchisor a flat fee monthly for dues, software support, etc., and is required to pay franchise, marketing, and reservation service fees which are based on a percentage of gross room revenues. These fees totaled $362,444 and $313,793 for 2006 and 2005, respectively.

NOTE 6 – RELATED PARTIES

The Company is affiliated with BRR Greensboro, S.M.L.L.C. through common ownership and has borrowed funds from this affiliate. As of December 31, 2006, $4,461,877 was due to BRR Greensboro, S.M.L.L.C.

The Company is affiliated with TLC Blacksburg, L.L.C. through common ownership and has borrowed funds from this affiliate. As of December 31, 2006, $1,514,223 was due to TLC Blacksburg, L.L.C.

Newport Hospitality Group, Inc. (the Group) is the managing company for the hotel. The Group is affiliated with the Company through common ownership. The Company owed the Group $16,765 at December 31, 2006. Management fee expense incurred by the Company with the Group totaled $15,950 for the year ended December 31, 2006.

COURTYARD BY MARRIOTT, SOMERSET, NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

NOTE 7 – LEASES

The Company leases the Hotel’s premises pursuant to an operating lease that expires in 2040. The lease provides for various renewal options upon completion of the initial lease term. Rent expense is recognized using the straight-line method and the total minimum rents to be paid pursuant to the lease.

Future minimum rentals to be paid pursuant to this lease agreement are as follows:

2007	$210,277
2008	214,483
2009	218,773
2010	223,472
2011	229,058
Thereafter	10,239,716

Total	$11,335,779

In addition, the Company leases approximately 10,000 square feet of the premises to Ruby Tuesday, Inc. for the operation of a full service restaurant. The lease provides for various renewal options upon completion of the initial lease term in 2019. Rent income is recognized using the straight-line method and the total minimum rents to be received pursuant to the lease.

Future minimum rentals to be received pursuant to this lease agreement are as follows:

2007	$80,000
2008	80,000
2009	83,667
2010	88,000
2011	88,000
Thereafter	707,667

Total	$1,127,333

NOTE 8 – SUBSEQUENT EVENTS

In May 2007, the Company repaid the CIBC, Inc. loan in the amount of $10,500,000.

On November 9, 2007, substantially all of the Company’s assets were sold for a gross purchase price of approximately $16 million.

COURTYARD BY MARRIOTT, SOMERSET, NEW JERSEY

BALANCE SHEETS (UNAUDITED)

SEPTEMBER 30, 2007 AND 2006

	2007	2006
ASSETS

Investment in hotel, net	$15,765,985	$10,930,152
Cash and cash equivalents	256,511	190,937
Escrow deposits	—	359,548
Accounts receivable	46,125	57,666
Due from affiliates	572,773	—
Prepaid expenses and other assets	47,883	43,125
Intangible assets, net	202,245	209,152

Total assets	$16,891,522	$11,790,580

LIABILITIES AND OWNER’S EQUITY

Mortgage note payable	$—	$10,800,000
Accounts payable and accrued expenses	248,693	1,314,988
Due to affiliates	2,339,175	130,000

Total liabilities	2,587,868	12,244,988
Owner’s equity	14,303,654	(454,408)

Total liabilities and owner’s equity	$16,891,522	$11,790,580

See also the audited financial statements included herein.

COURTYARD BY MARRIOTT, SOMERSET, NEW JERSEY

STATEMENTS OF OPERATIONS AND

CHANGES IN OWNER’S EQUITY (UNAUDITED)

NINE MONTH PERIODS ENDED SEPTEMBER 30, 2007 AND 2006

	2007	2006
REVENUES
Rooms	$3,582,637	$3,473,816
Food and beverage	153,519	252,346
Lease income	179,020	60,002
Other income	86,419	131,599

Total revenues	4,001,595	3,917,763

OPERATING EXPENSES
Rooms	835,879	852,206
Food and beverage	198,264	238,644
Land rent expense	172,464	236,131
Other	46,158	33,915
Depreciation and amortization	767,156	519,208
Real estate taxes, insurance and other	234,047	135,343
Property operation, maintenance and energy costs	439,036	375,010
Management and franchise fees	513,842	498,103
Administrative	526,883	753,546

Total operating expenses	3,733,729	3,642,106

OPERATING INCOME	267,866	275,657

OTHER EXPENSE
Interest expense	(471,863)	(599,251)

Total other expense	(471,863)	(599,251)

Net loss	(203,997)	(323,594)
Owner’s equity, beginning of period	385,994	(147,909)
Member contributions	14,121,657	17,095

Owner’s equity, end of period	$14,303,654	$(454,408)

See also the audited financial statements included herein.

COURTYARD BY MARRIOTT, SOMERSET, NEW JERSEY

STATEMENTS OF CASH FLOWS (UNAUDITED)

NINE MONTH PERIODS ENDED SEPTEMBER 30, 2007 AND 2006

	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(203,997)	$(323,594)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	767,156	519,208
Changes in operating assets and liabilities:
Accounts receivable	33,020	(15,717)
Prepaid expenses and other assets	36,608	(2,827)
Accounts payable and accrued expenses	5,258	(7,947)

Net cash provided by operating activities	638,045	169,123

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(225,661)	(49,568)
Net (increase) decrease in escrow deposits	34,742	(106,203)
Net advances to affiliates	(572,773)	—
Net advances from affiliates	(3,636,925)	—

Net cash used in investing activities	(4,400,617)	(155,771)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on mortgage note payable	(10,500,000)	—
Member contributions	14,121,657	17,095

Net cash provided by financing activities	3,621,657	17,095

Net (decrease) increase in cash and cash equivalents	(140,915)	30,447

CASH AND CASH EQUIVALENTS
Beginning	$397,426	$160,490

Ending	$256,511	$190,937

SUPPLEMENTAL CASH FLOW DISCLOSURES
Cash paid for interest	$471,863	$599,251

See also the audited financial statements included herein.

INDEPENDENT AUDITOR’S REPORT

To the Member

BRR Greensboro, S.M.L.L.C.

BRR Harrisonburg, S.M.L.L.C.

Williamsburg, Virginia

We have audited the combined balance sheets of BRR Greensboro, S.M.L.L.C. and BRR Harrisonburg, S.M.L.L.C. (the Companies), as of November 8, 2007 and December 31, 2006, and the related combined statements of operations and changes in owner’s equity and combined cash flows for the period January 1, 2007 through November 8, 2007 and the year ended December 31, 2006. These combined financial statements are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Companies are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we do not express such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimated made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Companies as of November 8, 2007 and December 31, 2006 and the results of their operations and their cash flows for the period and year then ended, respectively, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6, during November 2007 BRR Greensboro, S.M.L.L.C. and BRR Harrisonburg, S.M.L.L.C. sold substantially all of their assets.

/s/ PKF Witt Mares, PLC

Norfolk, Virginia

December 14, 2007

BRR GREENSBORO, S.M.L.L.C.

BRR HARRISONBURG, S.M.L.L.C.

COMBINED BALANCE SHEETS

NOVEMBER 8, 2007 AND DECEMBER 31, 2006

	2007	2006
ASSETS
Investment in hotels, net	$18,428,689	$18,922,246
Cash and cash equivalents	111,794	89,047
Escrow deposits	351,965	223,577
Accounts receivable	25,326	36,525
Due from affiliates	6,760,231	6,588,030
Prepaid expenses and other assets	21,030	11,016
Intangible assets, net	65,937	69,581

Total assets	$25,764,972	$25,940,022

LIABILITIES AND OWNER’S EQUITY
Mortgage notes payable	$9,570,880	$10,566,734
Accounts payable and accrued expenses	468,881	465,999
Due to affiliates	1,772,144	2,182,073

Total liabilities	11,811,905	13,214,806
Owner’s equity	13,953,067	12,725,216

Total liabilities and owner’s equity	$25,764,972	$25,940,022

See accompanying notes.

BRR GREENSBORO, S.M.L.L.C.

BRR HARRISONBURG, S.M.L.L.C.

COMBINED STATEMENTS OF OPERATIONS AND

CHANGES IN OWNER’S EQUITY

PERIOD ENDED NOVEMBER 8, 2007 AND YEAR ENDED DECEMBER 31, 2006

	2007	2006
REVENUES
Rooms	$5,394,925	$5,878,931
Other income	240,419	291,831

Total revenues	5,635,344	6,170,762

OPERATING EXPENSES
Rooms	1,156,836	1,339,931
Other	226,755	276,914
Depreciation and amortization	582,676	659,360
Real estate taxes, insurance and other	190,065	194,829
Property operation, maintenance and energy costs	492,364	528,171
Management and franchise fees	811,959	833,924
Administrative	686,960	747,010

Total operating expenses	4,147,615	4,580,139

OPERATING INCOME	1,487,729	1,590,623

OTHER INCOME (EXPENSE)
Interest expense	(602,122)	(418,944)
Interest income	376,798	106,079
North Carolina franchise taxes	(34,554)	(33,000)

Total other income (expense)	(259,878)	(345,865)

Net income	1,227,851	1,244,758
Owner’s equity, beginning of period	12,725,216	11,480,458

Owner’s equity, end of period	$13,953,067	$12,725,216

See accompanying notes.

BRR GREENSBORO, S.M.L.L.C.

BRR HARRISONBURG, S.M.L.L.C.

COMBINED STATEMENTS OF CASH FLOWS

PERIOD ENDED NOVEMBER 8, 2007 AND YEAR ENDED DECEMBER 31, 2006

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,227,851	$1,244,758
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	582,676	659,360
Write-off of intangibles	—	47,148
Changes in operating assets and liabilities:
Accounts receivable	11,199	4,049
Prepaid expenses and other assets	(10,014)	6,948
Accounts payable and accured expenses	2,882	115,917

Net cash provided by operating activities	1,814,594	2,078,180

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(85,475)	(85,887)
Net (increase) decrease in escrow deposits	(128,388)	(144,945)
Net advances to affiliates	(172,201)	(6,338,802)
Net (repayments to) advances from affiliates	(409,929)	7,771

Net cash used in investing activities	(795,993)	(6,561,863)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	—	4,500,000
Payments on mortgage note payable	(995,854)	(341,763)

Net cash (used in) provided by financing activities	(995,854)	4,158,237

Net increase (decrease) in cash and cash equivalents	22,747	(325,446)

CASH AND CASH EQUIVALENTS
Beginning	$89,047	$414,493

Ending	$111,794	$89,047

SUPPLEMENTAL CASH FLOW DISCLOSURES
Cash paid for interest	$602,122	$418,944

See accompanying notes.

BRR GREENSBORO, S.M.L.L.C.

BRR HARRISONBURG, S.M.L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOVEMBER 8, 2007 AND DECEMBER 31, 2006

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

BRR Greensboro, S.M.L.L.C. and BRR Harrisonburg, S.M.L.L.C. (the Companies) are limited liability companies that were formed in October and November, 2005 for the purpose of acquiring, owning and operating hotels. During 2005, BRR Greensboro, S.M.L.L.C. acquired an existing Springhill Suites and BRR Harrisonburg, S.M.L.L.C. acquired an existing Courtyard Inn as part of a like-kind exchange. Springhill Suites has 82 rooms and is located in Greensboro, North Carolina and Courtyard by Marriott has 125 rooms and is located in Harrisonburg, Virginia.

Basis of Accounting

The financial statements have been prepared on the accrual basis in accordance with accounting principles generally accepted in the United States.

Basis of Combination

The combined financial statements include the accounts of BRR Greensboro, S.M.L.L.C. and B.R.R. Harrisonburg, S.M.L.L.C. Both are 100% owned by Blue River Ranch Co., L.L.C. which is owned 97% by TLC Capital, Inc.

Cash and Cash Equivalents

The Companies consider all highly liquid instruments purchased with maturities of three months of less to be cash equivalents.

Accounts Reveivable

Accounts receivable are primarily comprised of trade receivables due from guests of the hotel. The Companies use the allowance method to account for uncollectible receivables and management determined that no allowance was considered necessary. Recoveries of trade receivables previously written off are recorded when received.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising and Promotion Costs

Advertising and promotion costs are charged to operations as incurred and totaled $18,848 and $23,496 for 2007 and 2006, respectively.

BRR GREENSBORO, S.M.L.L.C.

BRR HARRISONBURG, S.M.L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOVEMBER 8, 2007 AND DECEMBER 31, 2006

NOTE 1 – NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Concluded)

Investment in Hotels

Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets. Management estimates the useful lives of assets to be 39 years for buildings and improvements, 15 years for land improvements and 5 to 7 years for furniture, fixtures and equipment.

Escrow Deposits

An escrow deposit for repairs, replacments and maintenance are maintained under the control of the Company. Escrow deposits for taxes and insurance are maintained under the control of the mortgage lender.

Impairment of Long-Lived Assets

The Companies’ management reviews the carrying value of tangible and intangible assets whenever significant events or changes in circumstances occur that might impair the recovery of these costs. Recovery is evaluated by measuring the carrying value of the assets against the associated future estimated cash flows. Management’s estimates of fair values are based on the best information available and require the use of estimates, judgment and projections as considered necessary. Actual results may vary. As of November 8, 2007 and December 31, 2006, no impairment losses were recognized.

Intangible Assets

The contractual term of the franchise agreement for BRR Greensboro, S.M.L.L.C. is 20 years, beginning in October, 2005 and for BRR Harrisonburg, S.M.L.L.C, 14 years, beginning November, 2005.

Revenue Recognition

Room revenue represents revenue derived from the rental of rooms. Revenues are recognized as room stays occur.

Income Taxes

The Companies are limited liability companies. The members separately account for the Companies’ items of income, deductions, losses, and credits for federal and state income tax reporting. BRR Greensboro, S.M.L.L.C. incurs North Carolina franchise taxes, which totaled $34,554 and $33,000 for 2007 and 2006, respectively.

BRR GREENSBORO, S.M.L.L.C.

BRR HARRISONBURG, S.M.L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOVEMBER 8, 2007 AND DECEMBER 31, 2006

NOTE 2 – MORTGAGE NOTES PAYABLE

Mortgage notes payable consisted of the following:

	2007	2006
Wells Fargo Commercial Mortgage note, collateralized by the Harrisonburg property, due monthly at $60,762 including interest at 6.11%, maturing 2018	$5,734,750	$6,066,734
Suntrust Open Line of Credit, collateralized by the Greensboro property, interest due monthly at prime plus 2.5%, maturing 2008	3,836,130	4,500,000

Total mortgage notes payable	$9,570,880	$10,566,734

Future principle maturities of the mortgage notes payable are as follows:

2007	$393,823
2008	4,254,701
2009	444,874
2010	472,830
2011	502,543
Thereafter	3,502,109

$9,570,880

NOTE 3 – INVESTMENT IN HOTELS

Investment in hotels at November 8, 2007 and December 31, 2006 consisted of the following:

	2007	2006
Land	$2,036,508	$2,036,508
Building and improvements	16,019,400	15,979,837
Furnishings and equipment	1,735,811	1,689,898

Total cost	19,791,719	19,706,243
Less accumulated depreciation	1,363,030	783,997

Investment in hotels, net	$18,428,689	$18,922,246

NOTE 4 – FRANCHISE AGREEMENT

The Companies operate the hotels as a Springhill Suites and Courtyard by Marriott under franchise agreements. The Companies are required to pay the franchisor a flat fee monthly for dues, software support, etc., and are required to pay franchise, marketing, and reservation service fees which are based on a percentage of gross room revenues. These fees totaled $483,421 and $505,480 for 2007 and 2006, respectively.

BRR GREENSBORO, S.M.L.L.C.

BRR HARRISONBURG, S.M.L.L.C.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOVEMBER 8, 2007 AND DECEMBER 31, 2006

NOTE 5 – RELATED PARTIES

Certain members owning a substantial portion of the hotels are related shareholders of TLC Capital, Inc (TLC). As needed, money is transferred to and from the hotels by TLC. The Companies owed TLC $190,900 and $335,900, at November 8, 2007 and December 31, 2006, respectively. TLC owed the Companies $2,924,101 and $2,088,030, at November 8, 2007 and December 31, 2006, respectively. In addition, BRR Greensboro, S.M.L.L.C. owed Blue River Ranch Co., L.L.C. (the sole member of the company) $200,000 at December 31, 2006.

The Companies are affiliated with TLC Somerset, S.M.L.L.C. (Somerset) through common ownership and as of November 8, 2007 and December 31, 2006, Somerset owed the Companies $3,836,130 and $4,500,000, respectively.

The Companies are affiliated with TLC Blacksburg, S.M.L.L.C. (Blacksburg) through common ownership and as of November 8, 2007 and December 31, 2006 owed Blacksburg $1,381,244 and $1,626,173, respectively.

Newport Hospitality Group, Inc. (the Group) is the managing company for the hotels. The Group is affiliated with the member through common ownership. The Companies owed the Group $56,922 and $55,693 at 2007 and 2006, respectively. Management fee expense incurred by the Companies with the Group totaled $267,035 and $276,586 for 2007 and 2006, respectively.

NOTE 6 – SUBSEQUENT EVENTS

During November 2007 substantially all of the Companies’ assets were sold for a gross purchase price of approximately $8 million for the Greensboro property and $23.2 million for the Harrisonburg property.

APPLE REIT EIGHT, INC.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Eight, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

SpringHill Suites	Greensboro, NC	$8.0	November 9, 2007
Courtyard	Somerset, NJ	16.0	November 9, 2007
Courtyard	Harrisonburg, VA	23.2	November 16, 2007
Hampton Inn	Bowling Green, KY	18.8	December 6, 2007
Homewood Suites	Chattanooga, TN	8.6	December 14, 2007

	Total	$74.6

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Newport Hospitality Group, Inc. or by an affiliate of Larry Blumberg & Associates under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Eight, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Eight, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of September 30, 2007, nor does it purport to represent the future financial position of Apple REIT Eight, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and are qualified in their entirety by, the historical balance sheets of the acquired hotels, as included in this document.

Balance Sheet as of September 30, 2007 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet	BRR Greensboro, S.M.L.L.C and BRR Harrisonburg, S.M.L.L.C (A)	TLC Somerset, S.M.L.L.C. (Somerset, NJ Courtyard)	Newport Patriot, L.L.C. (Bowling Green, KY Hampton Inn)	Amtel Associates, LLC (Chattanooga, TN Homewood Suites)	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$—	$18,429	$15,766	$6,256	$4,217	$77,470	(A)	$77,470
						(44,668	)(B)
Cash and cash equivalents	131,813	112	257	106	128	(603	)(C)	54,287
						(77,526	)(F)
Restricted cash—escrow deposits	—	352	—	178	176	(706	)(C)	—
Trade receivables	—	25	46	36	81	(188	)(C)	—
Other assets	4,260	6,847	823	2,669	29	(10,368	)(C)	4,260

Total Assets	$136,073	$25,765	$16,892	$9,245	$4,631	$(56,589)		$136,017

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgage note payable—secured	$—	$9,571	$—	$7,214	$3,597	(20,382	)(D)	$—
Accounts payable, accrued costs and other liabilities	197	2,241	2,588	762	184	(5,831	)(D)	$141

Total liabilities	197	11,812	2,588	7,976	3,781	(26,213)		141

Shareholders’ equity (deficit)	—	13,953	14,304	1,269	850	(30,376	)(E)	—
Preferred stock, authorized 15,000,000 shares	—	—	—	—	—	—		—
Series A preferred shares, no par value, authorized 200,000,000 shares	—	-—	—	—	—	—		—
Series B preferred convertible stock, no par value, authorized 240,000 shares	24	—	—	—	—	—		24
Common stock, no par value, authorized 200,000,000 shares	136,604	—	—	—	—	—		136,604
Retained earnings (deficit)	(752)	—	—	—	—	—		(752)

Total shareholders’ equity	135,876	13,953	14,304	1,269	850	(30,376)		135,876

Total liabilities and shareholders’ equity	$136,073	$25,765	$16,892	$9,245	$4,631	$(56,589)		$136,017

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the five properties that have been purchased after September 30, 2007 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	(Greensboro, NC SpringHill Suites)	(Somerset, NJ Courtyard)	(Harrisonburg, VA Courtyard)	Newport Patriot, L.L.C (Bowling Green, KY Hampton Inn)	Amtel Associates, LLC (Chattanooga, TN Homewood Suites)	Total Combined
Purchase price per contract	$8,000	$16,000	$23,219	$18,832	$8,600	$74,651
Other closing costs	107	218	261	234	109	929
Other capitalized costs (credits) incurred	72	75	89	89	72	397
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	160	320	464	377	172	1,493

Investment in hotel properties	8,339	16,613	24,033	19,532	8,953	77,470	(A)
Net other assets/(liabilities) assumed	9	31	6	4	6	56

Total purchase price	$8,348	$16,644	$24,039	$19,536	$8,959	$77,526	(F)

(B)	Represents elimination of historical net carrying value of real estate under prior owner.

(C)	Represents elimination of assets associated with prior owner, net of assets assumed.

(D)	Represents elimination of liabilities associated with prior owner, net of liabilities assumed.

(E)	Represents elimination of shareholders’ equity (deficit) associated with prior owner.

(F)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

Apple REIT Eight, Inc.

Pro Forma Condensed Consolidated Statements of Operations (unaudited)

For the year ended December 31, 2006 and the nine months ended September 30, 2007

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Eight, Inc. give effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
SpringHill Suites	Greensboro, NC	$8.0	November 9, 2007
Courtyard	Somerset, NJ	16.0	November 9, 2007
Courtyard	Harrisonburg, VA	23.2	November 16, 2007
Hampton Inn	Bowling Green, KY	18.8	December 6, 2007
Homewood Suites	Chattanooga, TN	8.6	December 14, 2007

	Total	$74.6

The Pro Forma Condensded Statements of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Newport Hospitality Group, Inc. or by an affiliate of Larry Blumberg & Associates under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Eight, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Eight, Inc. are not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed as of January 1, 2006, nor do they purport to represent the future financial results of Apple REIT Eight, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and are qualified in their entirety by, the historical Statements of Operations of the acquired hotels, as included in this document.

For the nine months ended September 30, 2007 (unaudited)

	Company Historical Statement of Operations	BRR Greensboro, S.M.L.L.C and BRR Harrisonburg, S.M.L.L.C (A)	TLC Somerset, S.M.L.L.C. Somerset, NJ Courtyard (A)	Newport Patriot, L.L.C. (Bowling Green, KY Hampton Inn (A)	Amtel Associates, LLC (Chattanooga, TN Homewood Suites (A)	Pro forma Adjustments		Total Pro forma
(In thousands, except per share data)
Revenue:
Room revenue	$—	$4,728	$3,583	$2,662	$1,589	$—		$12,562
Other operating revenue	—	210	419	43	—	—		672

Total revenue	—	4,938	4,002	2,705	1,589	—		13,234

Expenses
Operating expenses		1,644	1,691	874	553	—		4,762
General and administrative	309	602	527	280	196	445	(B)	2,359
Management and franchise fees		712	514	340	206	—		1,772
Taxes, insurance and other		197	234	57	84	—		572
Depreciation of real estate owned		511	767	243	156	(1,677	)(C)	—
						1,668	(D)	1,668
Interest, net	(655)	197	472	137	242	(300	)(E)	93

Total expenses	(346)	3,863	4,205	1,931	1,437	136		11,226
Income tax expense	—	—	—	45	—	—	(G)	45

Net income (loss)	$346	$1,075	$(203)	$729	$152	$(136)		$1,963

Income (loss) per common share:
Basic and diluted	$0.17							$0.23

Basic and diluted weighted average common shares outstanding (000s)	2,013					6,556	(F)	8,569

For the year ended December 31, 2006 (unaudited)

	Company Historical Statement of Operations	BRR Greensboro, S.M.L.L.C and BRR Harrisonburg, S.M.L.L.C (A)	TLC Somerset, S.M.L.L.C. Somerset, NJ Courtyard (A)	Newport Patriot, L.L.C. Bowling Green, KY Hampton Inn (A)	Amtel Associates, LLC (Chattanooga, TN Homewood Suites (A)	Pro forma Adjustments		Total Pro forma
(In thousands, except per share data)
Revenue:
Room revenue	$—	$5,879	$4,566	$3,177	$1,957	$—		$15,579
Other operating revenue	—	291	570	44	—	—		905

Total revenue	—	6,170	5,136	3,221	1,957	—		16,484

Expenses
Operating expenses	—	2,144	2,142	1,086	731	—		6,103
General and administrative	—	747	1,045	339	206	250	(B)	2,587
Management and franchise fees	—	834	622	412	235	—		2,103
Taxes, insurance and other	—	228	389	92	107	—		816
Depreciation of real estate owned	—	659	941	324	200	(2,124	)(C)	—
						2,224	(D)	2,224
Interest, net	—	313	725	373	330	(1,741	)(E)	—

Total expenses	—	4,925	5,864	2,626	1,809	(1,391)		13,833
Income tax expense	—	—	—	58	—	(58	)(G)	—

Net income (loss)	$—	$1,245	$(728)	$537	$148	$1,449		$2,651

Income (loss) per common share:
Basic and diluted	$—							$0.32

Basic and diluted weighted average common shares outstanding (000s)	—					8,277	(F)	8,277

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2006 for the respective periods prior to acquisition by the Company. The Company was initially formed on January 22, 2007, and had no operations before that date.

(B)	Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E)	Interest expense related to prior owner’s debt which was not assumed has been eliminated. Interest income relates only to working capital balances.

(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on January 1, 2006.

(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Eight, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

January 9, 2008